Marketable Securities and Other Short-term Investments	12 Months Ended
Dec. 31, 2017
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Marketable Securities and Other Short-term Investments

4. Marketable securities and other short-term investments

As of December 31, 2016 and 2017, marketable securities and other short-term investments includes an available for sale investment in KPN for Ps. 41,463,511 and Ps. 46,682,657, respectively, and other short-term investments for Ps. 13,393,646 and Ps. 12,438,019, respectively.

The investment in KPN is carried at fair value with changes in fair value being recognized through other comprehensive (loss) items (equity) in the Company’s consolidated statements of financial position. When the Company changed the classification of its KPN investment, the Company recorded a pre-tax gain of approximately Ps. 11,988,038 in its 2015 consolidated statements of comprehensive income. As of December 31, 2016 and 2017, the Company has recognized in equity changes in fair value of the investment of Ps. (6,673,731) and Ps. 622,424, respectively, net of deferred taxes, through other comprehensive (loss) gain items (equity).

At December 31, 2017, the Company has not observed an objective measure of impairment on its available for sale securities, nor has unrealized losses on its available for sale securities been considered either significant or prolonged.

During the years ended December 31, 2015, 2016 and 2017, the Company received dividends from KPN for an amount of Ps. 1,645,712, Ps. 5,740,092 and Ps. 2,370,559, respectively; which are included within “Valuation of derivatives, interest cost from labor obligations, and other financial items, net” in the consolidated statements of comprehensive income. Another short-term investment item of Ps. 12,438,019, as of December 31, 2017 (Ps. 13,393,646 in 2016) represents a cash deposit used to guarantee a short term obligation for one of the Company’s foreign subsidiaries and are presented at their carrying value, which approximates fair value.